EXPLANATORY NOTE

The sole purpose of this filing is to file risk/return summary information, in interactive data format, for Advisor Class shares, Class A shares, Class C shares, Class H shares, Class P shares, Institutional Class shares, Investor Class shares and shares of the U.S. Government Money Market Fund, as applicable, of each series of Rydex Series Funds (with the exception of the Commodities Strategy Fund, International 2x Strategy Fund, Inverse Europe 2x Strategy Fund, Inverse International 2x Strategy Fund, Inverse Latin America 2x Strategy Fund, Inverse Pacific 2x Strategy Fund, Latin America 2x Strategy Fund, Managed Futures Strategy Fund, and Multi-Hedge Strategies Fund).